Rule 497(e)
                                                              File No.  2-89550


                          FutureFunds Series Account of
                   Great-West Life & Annuity Insurance Company
                             Effective March 4, 2002

On page 6 of the prospectus under the heading "Eligible Fund Annual Expenses," please delete the disclosure provided regarding the AIM Blue Chip Fund, Janus Fund, Janus Twenty Fund and Janus Worldwide Fund and replace with the following:

                                                                                   Total
Eligible Fund                                   Management        Other        Eligible Fund
                                                   fees         expenses1         expenses
AIM Blue Chip Fund<F1>                             0.63%          0.65%            1.28%
Janus Fund                                         0.65%          0.20%            0.85%
Janus Twenty Fund                                  0.65%          0.21%            0.86%
Janus Worldwide Fund                               0.65%          0.23%            0.88%

<F1>
For the AIM Blue Chip Fund, The investment advisor has agreed to waive a portion of the management fee on assets in excess of $5 billion. Termination of this agreement requires approval by the Board of Trustees. Effective December 12, 2001, the fund adopted a revised Multiple Class Plan requiring each class to bear proportionately all Other Expenses incurred by the fund based on the relative net assets attributable to each such class. "Other Expenses" have been restated to reflect the adoption of the revised plan. "Other Expenses" also includes a 12b-1 distribution fee of 0.35%, which may cause fees for long term shareholders to exceed the economic equivalent of the maximum permitted initial sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

On page 7, under the heading "Examples," please delete the disclosure provided regarding the AIM Blue Chip Fund, Janus Fund, Janus Twenty Fund and Janus Worldwide Fund and replace with the following:

If you make a total withdrawal at the end of the applicable time period, you would pay the following expense on a $1,000 investment, assuming a 5% annual return on assets and an assessment of the maximum mortality and expense risk charge that is assessed as a daily deduction from the Investment Divisions and Contingent Deferred Sales Charge under any Group Contract:

Investment Division                         1 Year            3 Year            5 Year           10 Year
-------------------                         ------            ------            ------           -------
AIM Blue Chip Fund                          $86.43            $145.25           $212.77          $366.61
Janus Fund                                  $82.02            $131.33           $188.35          $311.15
Janus Twenty Fund                           $82.13            $131.65           $188.92          $312.46
Janus Worldwide Fund                        $82.33            $132.30           $190.07          $315.09

On page 8, under the heading "Examples," please delete the disclosure provided regarding the AIM Blue Chip Fund, Janus Fund Janus Twenty Fund and Janus Worldwide Fund and replace with the following:

If you continue your interest under the Group contract, or if you elect to take annuity payments, at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and an assessment of the maximum mortality and expense risk charge that is assessed as a daily deduction from the Investment Divisions:

Investment Division                         1 Year            3 Year            5 Year           10 Year
-------------------                         ------            ------            ------           -------
AIM Blue Chip Fund                          $26.43            $85.25            $152.77          $366.61
Janus Fund                                  $22.02            $71.33            $128.35          $311.15
Janus Twenty Fund                           $22.13            $71.65            $128.92          $312.46
Janus Worldwide Fund                        $22.33            $72.30            $130.07          $315.09
